Reserve for Property-Liability Insurance Claims and Claims Expense	12 Months Ended
Dec. 31, 2011
Reserve for Property-Liability Insurance Claims and Claims Expense
Reserve for Property-Liability Insurance Claims and Claims Expense

8.    Reserve for Property-Liability Insurance Claims and Claims Expense

       As described in Note 2, the Company establishes reserves for claims and claims expense ("loss") on reported and unreported claims of insured losses. The Company's reserving process takes into account known facts and interpretations of circumstances and factors including the Company's experience with similar cases, actual claims paid, historical trends involving claim payment patterns and pending levels of unpaid claims, loss management programs, product mix and contractual terms, changes in law and regulation, judicial decisions, and economic conditions. In the normal course of business, the Company may also supplement its claims processes by utilizing third party adjusters, appraisers, engineers, inspectors, and other professionals and information sources to assess and settle catastrophe and non-catastrophe related claims. The effects of inflation are implicitly considered in the reserving process.

       Because reserves are estimates of unpaid portions of losses that have occurred, including incurred but not reported ("IBNR") losses, the establishment of appropriate reserves, including reserves for catastrophes, is an inherently uncertain and complex process. The ultimate cost of losses may vary materially from recorded amounts, which are based on management's best estimates. The highest degree of uncertainty is associated with reserves for losses incurred in the current reporting period as it contains the greatest proportion of losses that have not been reported or settled. The Company regularly updates its reserve estimates as new information becomes available and as events unfold that may affect the resolution of unsettled claims. Changes in prior year reserve estimates, which may be material, are reported in property-liability insurance claims and claims expense in the Consolidated Statements of Operations in the period such changes are determined.

       Activity in the reserve for property-liability insurance claims and claims expense is summarized as follows:

($ in millions)	2011	2010	2009
Balance as of January 1	$19,468	$19,167	$19,456
Less reinsurance recoverables	2,072	2,139	2,274

Net balance as of January 1	17,396	17,028	17,182

Esurance acquisition as of October 7, 2011	425	—	—
Incurred claims and claims expense related to:
Current year	20,496	19,110	18,858
Prior years	(335)	(159)	(112)

Total incurred	20,161	18,951	18,746

Claims and claims expense paid related to:
Current year	13,893	12,012	11,905
Prior years	6,302	6,571	6,995

Total paid	20,195	18,583	18,900

Net balance as of December 31	17,787	17,396	17,028
Plus reinsurance recoverables	2,588	2,072	2,139

Balance as of December 31	$20,375	$19,468	$19,167

       Incurred claims and claims expense represents the sum of paid losses and reserve changes in the calendar year. This expense includes losses from catastrophes of $3.82 billion, $2.21 billion and $2.07 billion in 2011, 2010 and 2009, respectively, net of reinsurance and other recoveries (see Note 10). Catastrophes are an inherent risk of the property-liability insurance business that have contributed to, and will continue to contribute to, material year-to-year fluctuations in the Company's results of operations and financial position.

       The Company calculates and records a single best reserve estimate for losses from catastrophes, in conformance with generally accepted actuarial standards. As a result, management believes that no other estimate is better than the recorded amount. Due to the uncertainties involved, including the factors described above, the ultimate cost of losses may vary materially from recorded amounts, which are based on management's best estimates. Accordingly, management believes that it is not practical to develop a meaningful range for any such changes in losses incurred.

       During 2011, incurred claims and claims expense related to prior years was primarily composed of net decreases in auto reserves of $381 million primarily due to claim severity development that was better than expected, net decreases in homeowners reserves of $69 million due to favorable catastrophe reserve reestimates, and net increases in other reserves of $94 million. Incurred claims and claims expense includes favorable catastrophe loss reestimates of $130 million, net of reinsurance and other recoveries.

       During 2010, incurred claims and claims expense related to prior years was primarily composed of net decreases in auto reserves of $179 million primarily due to claim severity development that was better than expected partially offset by a litigation settlement, net decreases in homeowners reserves of $23 million due to favorable catastrophe reserve reestimates partially offset by a litigation settlement, and net increases in other reserves of $15 million. Incurred claims and claims expense includes favorable catastrophe loss reestimates of $163 million, net of reinsurance and other recoveries.

       During 2009, incurred claims and claims expense related to prior years was primarily composed of net decreases in homeowners and auto reserves of $168 million and $57 million, respectively, partially offset by increases in other reserves of $89 million. Incurred claims and claims expense includes favorable catastrophe loss reestimates of $169 million, net of reinsurance and other recoveries, primarily attributable to favorable reserve reestimates from Hurricanes Ike and Gustav and a catastrophe related subrogation recovery.

       Management believes that the reserve for property-liability insurance claims and claims expense, net of reinsurance recoverables, is appropriately established in the aggregate and adequate to cover the ultimate net cost of reported and unreported claims arising from losses which had occurred by the date of the Consolidated Statements of Financial Position based on available facts, technology, laws and regulations.

       For further discussion of asbestos and environmental reserves, see Note 14.